                            REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of December 27, 1996 (this "AGREEMENT"), by and among Apartment Investment and Management Company, a Maryland corporation (the "COMPANY"), and the persons listed on Schedule A hereto (each, an "INVESTOR").

         WHEREAS, pursuant to the Agreement for Purchase and Sale of Property and Joint Escrow Instructions, dated as of December 27, 1996 (the "PURCHASE AGREEMENT"), by and among AIMCO Properties, L.P., a Delaware limited partnership, Pacific Multi-Family Group, L.P., a Texas limited partnership, and Ticor Title Company, the Investors will acquire in the aggregate the number of shares (the "REGISTRABLE SHARES") of the Company's Class A Common Stock, par value $.01 per share (the "COMMON STOCK") equal to $4,900,000.00 divided by the average (i.e., mean) closing price of the Common Stock on the New York Stock Exchange for the ten trading days immediately preceding the date which is three trading days prior to closing under the Purchase Agreement (the "STOCK PRICE"), in the amounts set forth opposite the name of each Investor under the heading "Registrable Shares" on Schedule A hereto; and

         WHEREAS, it is a condition to the closing under the Purchase Agreement that the Company enter into this Agreement with the Investors to provide for the registration of the Registrable Shares.

         NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

         Section 1. CERTAIN DEFINITIONS. In this Agreement the following terms shall have the following respective meanings:

         "ACCREDITED INVESTOR" shall have the meaning set forth in Rule 501 of the General Rules and Regulations promulgated under the Securities Act.

         "AFFILIATE" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

         "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

         "HOLDERS" shall mean (i) each of the Investors, and (ii) each Person holding Registrable Shares as a result of a transfer or assignment to that Person of Registrable Shares made by an Investor in accordance with this Agreement other than pursuant to an effective registration statement or Rule 144.

         "INDEMNIFIED PARTY" shall have the meaning ascribed to it in Section 4(c) of this Agreement.

         "INDEMNIFYING PARTY" shall have the meaning ascribed to it in Section 4(c) of this Agreement.

         "PERSON" shall mean an individual, corporation, partnership, estate, trust, association, private foundation, joint stock company or other entity.

         The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Shares in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

         "REGISTRABLE SHARES" shall have the meaning ascribed to it in the recitals to this Agreement.

         "REGISTRATION EXPENSES" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with Section 2 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities and real estate syndication qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may reasonably designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust

Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including without limitation the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter); (f) securities act liability insurance if the Company so desires;
(g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class are then listed; and (i) fees and expenses associated with any NASD filing required to be made in connection with the registration statement.

         "RULE 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

         "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

         Section 2. REGISTRATION.

              (a) The Company shall prepare and file with the Commission a registration statement for the purpose of effecting a Registration of the sale of Registrable Shares by the Holders; shall use commercially reasonable efforts to effect such Registration on or before March 4, 1997 (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities and real estate syndication laws); and shall keep such Registration continuously effective until the earlier of (i) the third anniversary of the date hereof, (ii) the date on which all Registrable Shares have been sold pursuant to such registration statement or Rule 144, (iii) the date on which all of the Registrable Shares may be sold in accordance with Rule 144 under the Securities Act, and (iv) the date on which all of the Registrable Shares have been repurchased by the Company in accordance with Section 2(i) below; PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

         Notwithstanding the foregoing, the Company shall have the right (the "Suspension Right") to defer such filing (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) for a period of not more than 120 days during any one year period ending on December 31, if the Company shall furnish to the Holders a certificate signed by the President or any other executive officer or any director of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company and its shareholders to file such registration statement or amendment thereto at such time (or continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or suspend sales under a filed registration statement).

                             (b) The Company shall promptly notify the Holders
of the occurrence of the following events:

                   (i) when any registration statement relating to the Registrable Shares or post-effective amendment thereto filed with the Commission has become effective;

                   (ii) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Shares;

                   (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of Section 2(a) above;

                   (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a registration statement for sale in any jurisdiction; and

                   (v) the existence of any event, fact or circumstance that results in a registration statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

The Company agrees to use its best effort to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or state qualification at the earliest possible moment.

              (c) The Company shall promptly provide the Holders, at no cost to the Holders, with copies of any registration statement or prospectus relating to the Registrable Shares, and any post-effective amendment or supplement thereto, and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Shares covered by such registration statement or amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the New York Stock Exchange (or, if the Common Stock is no longer listed thereon, with such other securities exchange or market on which the Common Stock is then listed) so as to enable the Holders to the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

              (d) The Company agrees to use its best efforts to cause the Registrable Shares covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement.

              (e) Subject to the Company's Suspension Right, if any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares shall exist, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

              (f) The Company agrees to use commercially reasonable efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class are then listed.

              (g) The Company agrees to use its best efforts to comply with the Securities Act and the Exchange Act, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Shares shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

              (h) The Company agrees to cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

              (i) If the Company has not effected a Registration of all of the Registrable Shares (excluding shares for which, pursuant to Section 5, the Company no longer has any obligations under Section 2) on or before March 4, 1997, whether or not the Company has exercised the Company's Suspension Right, the Holder of any such shares that have not been registered may give written notice (the "Put Notice") to the Company of such Holder's desire to sell such shares (the "Put Shares") to the Company or to an affiliate designated by the Company. Within 14 days after receipt of any Put Notice, the Company shall give such Holder notice of the date (the "Put Date") on which the Company proposes to purchase or to cause its designated affiliate to purchase such Put Shares and such other information as the Holder may need in order to sell such Put Shares to the Company or its designated affiliate on the Put Date. The Put Date shall not be later than 28 days after the Company's receipt of the relevant Put Notice. Unless the Company has effected a Registration of the Put Shares prior thereto (in which case this Section 2(i) shall no longer apply), on the Put Date, such Holder shall sell, assign, transfer and deliver to the Company or its designated affiliate the Put Shares, free and clear of any and all liens, claims and encumbrances, and the Company shall purchase or cause its designated affiliate to purchase the Put Shares from such Holder for an aggregate purchase price (the "Put Purchase Price") equal to (i) the Stock Price, multiplied by
(ii) the number of Put Shares so purchased. The closing of the purchase and sale of the Put Shares hereunder (the "Put Closing") shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom in Los Angeles, California, on the Put Date. At the Put Closing, such Holder shall deliver to the Company or its designated affiliate (i) a counterpart copy of a stock purchase agreement, in the form provided by the Company or its designated affiliate and reasonably acceptable to the Holder (the "Stock Purchase Agreement"), duly executed by the Holder, (ii) certificates representing the Put Shares, in negotiable form, duly endorsed by the Holder in blank, or with separate stock transfer powers attached thereto and duly signed in blank by the Holder, and
(iii) a receipt executed by the Holder, evidencing the Holder's receipt of the Put Purchase Price and reasonably satisfactory to the Company or its designated affiliate. At the Put Closing, the Company shall deliver or shall cause its designated affiliate to deliver to the Holder (i) a counterpart copy of the Stock Purchase Agreement, duly executed by the Company or its designated affiliate, and (ii) immediately available funds payable to the Holder in an aggregate amount equal to the Put Purchase Price.

         Section 3. EXPENSES OF REGISTRATION. The Company shall pay all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Section 2 hereof. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holder selling such Registrable Shares. Each Holder shall pay the expenses of its own counsel.

         Section 4. INDEMNIFICATION.

              (a) The Company will indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein.

              (b) Each Holder will indemnify the Company, each of its directors and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

              (c) Each party entitled to indemnification under this Section 4 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party otherwise than pursuant to the provisions of this Section 4 and then, only to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

              (d) If the indemnification provided for in this Section 4 is unavailable to a party that would have been an Indemnified Party under this
Section in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each holder of Registrable Shares agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4(d).

              (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Section 5. INFORMATION TO BE FURNISHED BY HOLDERS. Each Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 2 hereof. If any Holder fails to provide the Company with such information within three weeks of the Company's request, the Company shall no longer have any obligations under Section 2 hereof with respect to such Holder or Registrable Shares owned by such Holder.

         Section 6. PLEDGE OF REGISTRABLE SHARES. The Registrable Shares may be pledged by each Investor to any financial institution holding a loan that encumbers the property that is the subject of the Purchase and Sale Agreement, provided that (i) in each case, the pledgee is an Accredited Investor, (ii) such pledge is otherwise effected in accordance with applicable securities laws and the Company shall have been provided by the pledgor and the pledgee with such evidence thereof as the Company may request, including representations by the pledgee in form and content reasonably acceptable to the Company, (iii) the Company is given written notice of such pledge prior to such pledge, and (iv) the pledgee by written agreement delivered to the Company acknowledges that such pledgee is bound by the terms of this Agreement and provides the Company with an address and fax number for receipt of notices hereunder.

         Section 7. INTENTIONALLY OMITTED.

         Section 8. RULE 144 SALES.

              (a) The Company covenants that it will file the reports required to be filed by the Company under the Exchange Act, so as to enable the Holders to sell Registrable Shares pursuant to Rule 144 under the Securities Act.

              (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holder may reasonably request at least two business days prior to any sale of Registrable Shares.

         Section 9. MISCELLANEOUS.

              (a) GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Maryland.

              (b) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

              (c) AMENDMENT. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

              (d) NOTICES, ETC. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or
(iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows (or at such other address or fax number as the Person shall specify by like notice):

         if to the Company:

              Mr. Terry Considine
              Apartment Investment and Management Company
              1873 South Bellaire Street
              Denver, Colorado  80222
              Fax: (303) 753-9538
         with a copy (which copy shall not constitute notice) to:

              Rod Guerra, Esq.
              Skadden, Arps, Slate, Meagher & Flom
              300 South Grand Avenue, 34th Floor
              Los Angeles, California 90071
              Fax: (213) 687-5900

         if to any Investor, to it at the address or fax number set forth below its signature hereon; and if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee shall have furnished the Company in writing.

              (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (PROVIDED that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

              (f) SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

              (g) SECTION TITLES. Section titles are for descriptive purposes only and shall not control or alter the meaning of the Agreement as set forth in the text.

              (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

              (i) REMEDIES. The Company and the Investors acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

              (j) ATTORNEYS' FEES. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action, including any appeal of such action.

              (k) LIMITATION ON SALE OF REGISTERED COMMON STOCK.
Notwithstanding anything to the contrary contained herein, the Investors agree to, and agree to cause each of the Holders to, limit on any trading day the aggregate trades and sales of Registered Common Stock held by the Holders to no more than 10,000 shares of Common Stock.


(THE NEXT PAGE IS THE SIGNATURE PAGE)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             APARTMENT INVESTMENT AND
                             MANAGEMENT COMPANY

                             By: /s/ Harry Alcock
                                  ----------------------------------------
                             Name: Harry Alcock
                                    --------------------------------------
                             Title:   Vice President
                                     -------------------------------------



                             PACIFIC MULTI-FAMILY GROUP, L.P.,
                             a Texas limited partnership

                             By:  Pacific American Advisors Company,
                                   a Nevada corporation, its general partner


                             By:
                                  ----------------------------------------
                             Name:
                                    --------------------------------------
                             Title:
                                     -------------------------------------

                             Address:
                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------


                              Phone Number:
                                            ------------------------------

                              Fax Number:
                                          --------------------------------

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             APARTMENT INVESTMENT AND
                             MANAGEMENT COMPANY

                             By:
                                  ----------------------------------------
                             Name:
                                    --------------------------------------
                             Title:
                                     -------------------------------------



                             PACIFIC MULTI-FAMILY GROUP, L.P.,
                             a Texas limited partnership

                             By:  Pacific American Advisors Company,
                                   a Nevada corporation, its general partner


                             By: /s/ David B. Hendricks
                                  ----------------------------------------
                             Name: David B. Hendricks
                                    --------------------------------------
                             Title: Chief Executive Officer
                                     -------------------------------------

                             Address: 13810 CHAMPIONS FOREST DR., #150
                                       -----------------------------------
                                       HOUSTON, TEXAS 77069

                                       -----------------------------------

                                       -----------------------------------

                                       -----------------------------------


                              Phone Number: (713) 580-1247
                                            ------------------------------

                              Fax Number: (713) 893-6588
                                          --------------------------------



                                          13